UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): June 1, 2015

(Exact name of issuer as specified in its charter)

SLM STUDENT LOAN TRUST 2003-5

DELAWARE	333-97247/ 333-97247-10	04-3480392
(State or other jurisdiction of formation)	(Commission File Numbers)	(I.R.S. employer Identification No.)

c/o Deutsche Bank Trust Company Americas

60 Wall Street, 60th Floor

Mail Stop NYC60-2606

New York, New York 10005

(Address of registrant’s principal executive offices)

Registrant’s telephone number including area code: (703) 984-6578

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

For the auction for the SLM Student Loan Trust 2003-5 Class A-6 Notes occurring on June 3, 2015, an affiliate of Navient Funding, LLC intends to submit buy bids for $10,000,000 aggregate principal amount of outstanding Class A-6 Notes in the amounts and at the rates (based on one-month LIBOR) set forth in the attached Event Notice. Navient Funding, LLC’s affiliate does not currently hold any Class A-6 Notes. For more information review the Event Notice attached hereto as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

99.1 Event Notice

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT SOLUTIONS, INC., as Administrator for SLM STUDENT LOAN TRUST 2003-5

Dated: June 1, 2015	By:	/S/ MARK REIN
	Name:	Mark Rein
	Title:	Vice President

SLM STUDENT LOAN TRUST 2003-5

Form 8-K

CURRENT REPORT

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Event Notice